Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Information

On November 24, 2025 (the “Closing”), Zeta Global Holdings Corp. (the “Company” or “Zeta”) completed its acquisition (the “Acquisition”) of the enterprise business (“Marigold’s Enterprise Business”) of Marigold Group, Inc. (“MGI”), Campaign Monitor Europe UK Ltd. (“CMEUK”), and Selligent Holdings Limited (“Selligent Holdings” together with MGI and CMEUK, the “Sellers”), pursuant to the terms and conditions of the Purchase Agreement dated as of September 27, 2025. The transaction included the purchase of all the equity interests of certain subsidiaries of the Sellers engaged in Marigold’s Enterprise Business, in exchange for aggregate consideration of up to $302.8 million, subject to customary adjustments.

The transaction proceeds consist of (i) $99.0 million of cash and 5,329,070 newly issued shares of Class A Common Stock of Zeta, par value $0.001 per share (“Zeta Stock”), delivered at the Closing and (ii) seller notes (the “Seller Notes”) that are payable within three months of the Closing for an aggregate amount equal to up to $111.8 million (up to $50.0 million of which will be paid in cash, with the remaining paid, at Zeta’s election, in cash or newly issued shares of Zeta Stock).

The following unaudited pro forma condensed combined financial information (“unaudited pro forma information”) is presented to illustrate the estimated effects of the Acquisition based on the historical financial statements and accounting records of Zeta and Marigold’s Enterprise Business after giving effect to the Acquisition and Acquisition-related pro forma adjustments as described in the notes below. The pro forma adjustments are preliminary and have been made solely for the purpose of providing pro forma information prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, combines the audited consolidated statements of operations of Zeta and the unaudited condensed combined statements of operations of Marigold’s Enterprise Business for the same period. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025, combines the unaudited condensed consolidated statements of operations of Zeta and the unaudited condensed combined statements of operations of Marigold’s Enterprise Business for the same period. These combined statements for the year ended December 31, 2024 and for the nine months ended September 30, 2025, are presented after giving effect to the Acquisition as if it had occurred on January 1, 2024, the first day of the fiscal year ended December 31, 2024. The unaudited pro forma condensed combined balance sheet as of September 30, 2025, combines the condensed unaudited consolidated balance sheet of Zeta and the unaudited condensed combined balance sheet of Marigold’s Enterprise Business, giving effect to the Acquisition as if it had occurred on September 30, 2025.

The unaudited pro forma information should be read in conjunction with the:

•
accompanying notes to the unaudited pro forma information;
•
audited consolidated financial statements of Zeta as of and for the year ended December 31, 2024, and the related notes included in Zeta’s Annual Report on Form 10-K for the year ended December 31, 2024;
•
unaudited condensed consolidated financial statements of Zeta as of and for the nine months ended September 30, 2025, and the related notes included in Zeta’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025;
•
audited combined financial statements of Marigold’s Enterprise Business as of and for the year ended June 30, 2025, and the related notes, included in Exhibit 99.1 of this Amendment No 1 on Form 8-K/A (this “Amendment”); and
•
unaudited condensed combined financial statements of Marigold’s Enterprise Business as of and for the three months ended September 30, 2025, and the related notes, included in Exhibit 99.2 of this Amendment.

The Company and Marigold’s Enterprise Business have differing fiscal years. The Company’s fiscal year end is December 31 and, prior to the Closing, Marigold’s Enterprise Business’s fiscal year end was June 30. The unaudited condensed combined statement of operations of Marigold’s Enterprise Business for the trailing twelve months ended December 31, 2024 is derived from Marigold’s Enterprise Business’s audited combined statement of operations for the year ended June 30, 2025, adjusted to remove activity for the period of January 1, 2025 through June 30, 2025 and to include activity for the period of January 1, 2024 through June 30, 2024 which is derived from Marigold’s Enterprise Business’s historical accounting records; and the unaudited condensed combined statement of operations of Marigold’s Enterprise Business for the nine months September 30, 2025 is derived from Marigold’s Enterprise Business’s unaudited condensed combined statement of operations for the three months ended September 30, 2025, adjusted to include activity for the period of January 1, 2025 through June 30, 2025 which is derived from Marigold’s Enterprise Business’s historical accounting records.

The unaudited pro forma financial information has been prepared by the Company using the purchase method of accounting in accordance with ASC 805, Business Combinations under generally accepted accounting principles in the United States. Zeta is the acquirer for the Acquisition for accounting purposes. Accordingly, consideration transferred by Zeta to complete the Acquisition has been allocated, on a preliminary basis, to identifiable assets and liabilities of Marigold’s Enterprise Business based on estimated fair values. The Company’s estimates and assumptions used in assessing fair value are inherently uncertain and subject to refinement. The pro forma transaction accounting adjustments are based on the assumptions and information available at the time of the filing of this Amendment. Differences between the preliminary estimates reflected in this unaudited pro forma condensed combined financial information and the final acquisition accounting will likely occur, and these differences could have a material impact on the accompanying unaudited pro forma financial information and the combined company’s future statement of operations and financial position. The Company will finalize the acquisition accounting within the required measurement period, which may be up to one year from the Closing.

The unaudited pro forma financial information has been presented for informational and illustrative purposes only. The unaudited pro forma financial information does not purport to project the future operating results or financial position of the combined company following the Acquisition. The actual results of operations may differ materially from the pro forma amounts reflected herein due to a variety of factors.

There were no transactions between Zeta and Marigold’s Enterprise Business during the periods presented in the pro forma information. The unaudited pro forma financial information does not give effect to the potential impact of any anticipated benefits from cost savings or synergies that may result from the Acquisition or to any future integration costs.

Historical fiscal periods are not aligned under this presentation. Certain reclassifications have been made to the historical combined statements of operations and combined balance sheet of Marigold’s Enterprise Business to align their presentation in the pro forma information to the Company’s presentation. Refer to “Note 4. Marigold’s Enterprise Business Balance Sheet and Reclassifications” and “Note 5. Marigold’s Enterprise Business Statement of Operations and Reclassifications” for further information.

Zeta Global Holdings Corp.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2025

(In thousands)

	Historical
	Zeta	Marigold’s Enterprise Business (Note 4)	Transaction Accounting Adjustments	Notes	Pro Forma Condensed Combined
Assets
Current assets:
Cash and cash equivalents	$385,184	$17,223	$(110,071)	6(a)	$292,336
Accounts receivable, net of allowance	272,262	11,858	—		284,120
Prepaid expenses	28,494	11,735	—		40,229
Due from related parties, net	—	14,140	(14,140)	6(b)	—
Other current assets	3,121	3,831	(3,042)	6(c)	3,910
Total current assets	$689,061	$58,787	$(127,253)		$620,595
Non-current assets:
Property and equipment, net	$12,464	$2,977	$—		$15,441
Website and software development costs, net	31,033	8,986	(8,986)	6(d)	31,033
Right-to-use assets - operating leases, net	9,471	4,241	—		13,712
Intangible assets, net	85,550	75,277	68,813	6(d)	229,640
Goodwill	317,375	230,267	(19,459)	6(d)	528,183
Deferred tax assets, net	1,148	3,224	(3,296)	6(e)	1,076
Other non-current assets	4,665	7,139	(6,756)	6(f)	5,048
Total non-current assets	$461,706	$332,111	$30,316		$824,133
Total assets	$1,150,767	$390,898	$(96,937)		$1,444,728
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$29,074	$9,453	$697	6(g)	$39,224
Accrued expenses	156,569	6,705	—		163,274
Acquisition-related liabilities	24,938	—	111,766	6(h)	136,704
Deferred revenue	4,034	40,789	—		44,823
Other current liabilities	14,195	18,026	—		32,221
Total current liabilities	$228,810	$74,973	$112,463		$416,246
Non-current liabilities:
Long-term borrowings	$196,884	$—	$—		$196,884
Due to related parties	—	149,414	(149,414)	6(i)	—
Acquisition-related liabilities	25,717	—	—		25,717
Deferred tax liability, net	—	10,922	6,753	6(e)	17,675
Other non-current liabilities	10,150	4,302	—		14,452
Total non-current liabilities	$232,751	$164,638	$(142,661)		$254,728
Total liabilities	$461,561	$239,611	$(30,198)		$670,974
Stockholders’ equity:
Class A Common Stock	$214	$—	$5	6(j)	$219
Class B Common Stock	24	—	—		24
Additional paid-in capital	1,757,535	—	93,058	6(j)	1,850,593
Accumulated deficit	(1,066,356)	152,941	(161,456)	6(k)	(1,074,871)
Accumulated other comprehensive loss	(2,211)	(1,654)	1,654	6(l)	(2,211)
Total stockholders’ equity	$689,206	$151,287	$(66,739)		$773,754
Total liabilities and stockholders’ equity	$1,150,767	$390,898	$(96,937)		$1,444,728

See accompanying notes to unaudited pro forma condensed combined financial information.

Zeta Global Holdings Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2024

(In thousands, except shares and per share amounts)

	Historical
	Zeta	Marigold’s Enterprise Business (Note 5)	Transaction Accounting Adjustments	Notes	Pro Forma Condensed Combined
Revenues	$1,005,754	$242,841	$—		$1,248,595
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	399,552	81,620	—		481,172
General and administrative expenses	204,595	58,977	—		263,572
Selling and marketing expenses	314,514	34,763	—		349,277
Research and development expenses	90,679	32,683	—		123,362
Depreciation and amortization	56,100	45,233	(18,107)	8(a)	83,226
Acquisition-related expenses	8,229	—	12,800	8(b)	21,029
Total operating expenses	$1,073,669	$253,276	$(5,307)		$1,321,638
Loss from operations	(67,915)	(10,435)	5,307		(73,043)
Interest expense, net	7,147	—	—		7,147
Other (income) / expense	(115)	15,319	(14,956)	8(c)	248
Total other expenses	$7,032	$15,319	$(14,956)		$7,395
Loss before income taxes	(74,947)	(25,754)	20,263		(80,438)
Income tax (benefit) / provision	(5,176)	6,462	(9,614)	8(d)	(8,328)
Net loss	$(69,771)	$(32,216)	$29,877		$(72,110)
Net loss per share
Net loss available to common stockholders	$(69,771)				$(72,110)
Basic loss per share	$(0.38)				$(0.38)
Diluted loss per share	$(0.38)				$(0.38)
Weighted average number of shares used to compute net loss per share
Basic	185,984,107		5,388,013	8(e)	191,372,120
Diluted	185,984,107		5,388,013	8(e)	191,372,120

See accompanying notes to unaudited pro forma condensed combined financial information.

Zeta Global Holdings Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the nine months ended September 30, 2025

(In thousands, except shares and per share amounts)

	Historical
	Zeta	Marigold’s Enterprise Business (Note 5)	Transaction Accounting Adjustments	Notes	Pro Forma Condensed Combined
Revenues	$910,030	$174,001	$—		$1,084,031
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	353,700	63,459	—		417,159
General and administrative expenses	172,602	44,082	—		216,684
Selling and marketing expenses	247,076	28,917	—		275,993
Research and development expenses	87,203	25,723	—		112,926
Depreciation and amortization	52,281	29,497	(9,257)	8(a)	72,521
Acquisition-related expenses	6,482	—	—		6,482
Restructuring expenses	3,152	—	—		3,152
Total operating expenses	$922,496	$191,678	$(9,257)		$1,104,917
Loss from operations	(12,466)	(17,677)	9,257		(20,886)
Interest expense, net	317	—	—		317
Other expense / (income)	21,589	(2,281)	(9,218)	8(c)	10,090
Total other expenses / (income)	$21,906	$(2,281)	$(9,218)		$10,407
Loss before income taxes	(34,372)	(15,396)	18,475		(31,293)
Income tax provision / (benefit)	3,676	(2,521)	(9,758)	8(d)	(8,603)
Net loss	$(38,048)	$(12,875)	$28,233		$(22,690)
Net loss per share
Net loss available to common stockholders	$(38,048)				$(22,690)
Basic loss per share	$(0.17)				$(0.10)
Diluted loss per share	$(0.17)				$(0.10)
Weighted average number of shares used to compute net loss per share
Basic	217,453,797		5,388,013	8(e)	222,841,810
Diluted	217,453,797		5,388,013	8(e)	222,841,810

See accompanying notes to unaudited pro forma condensed combined financial information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(In thousands, except shares and per share amounts)

NOTE 1. Description of Transaction

On November 24, 2025 (the “Closing”), Zeta Global Holdings Corp. (the “Company” or “Zeta”) completed its acquisition (the “Acquisition”) of the enterprise business (“Marigold’s Enterprise Business”) from Marigold Group, Inc. (“MGI”), Campaign Monitor Europe UK Ltd. (“CMEUK”), and Selligent Holdings Limited (“Selligent Holdings” together with MGI and CMEUK, the “Sellers”), pursuant to the terms and conditions of the Purchase Agreement dated as of September 27, 2025. The transaction included the purchase of all the equity interests of certain subsidiaries of the Sellers engaged in Marigold’s Enterprise Business, in exchange for aggregate consideration of up to $302,797, subject to customary adjustments.

The transaction proceeds consist of (i) $98,998 of cash and 5,329,070 newly issued shares of Class A Common Stock of Zeta, par value $0.001 per share (“Zeta Stock”), delivered at the Closing and (ii) seller notes (the “Seller Notes”) that are payable within three months of Closing for an aggregate amount equal to up to $111,766 (up to $50,000 of which will be paid in cash, with the remaining paid, at Zeta’s election, in cash or newly issued shares of Zeta Stock).

NOTE 2. Basis of Presentation

Pro Forma Presentation

The unaudited pro forma condensed combined financial information (“unaudited pro forma information”) has been prepared in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X of the Securities and Exchange Act of 1934 and is for informational and illustrative purposes only.

The Company uses the purchase method of accounting in accordance with ASC 805, Business Combinations under generally accepted accounting principles in the United States (“GAAP”). This standard requires that the total cost of an acquisition be allocated to the tangible and intangible assets acquired and liabilities assumed based on the fair value of the tangible and intangible assets acquired and liabilities assumed at the acquisition date. The purchase price allocation adjustments are preliminary and have been made solely to provide unaudited pro forma financial information. The Company will determine the final purchase price allocation after thoroughly assessing the fair value of Marigold’s Enterprise Business’s tangible assets and liabilities and identifiable intangible assets and liabilities. As a result, the final acquisition transaction accounting adjustments could differ materially from the pro forma transaction accounting adjustments presented herein. Any increase or decrease in the fair value of Marigold’s Enterprise Business’s tangible and identifiable intangible assets and liabilities as compared with the information shown herein would also change the portion of the purchase price allocable to goodwill.

Acquisition-related expenses are expensed when incurred. The Company also holds back a portion of the purchase price and the unpaid amounts of these liabilities are included in the acquisition-related liabilities on the unaudited pro forma condensed combined balance sheet. The pro forma adjustments are based upon the assumptions and information available at the time of the preparation of this Amendment and may be subject to change.

The unaudited pro forma information does not give effect to the potential impact of any anticipated benefits from cost savings or synergies that may result from the Acquisition or to any future integration costs. The unaudited pro forma information does not attempt to project the future operating results or financial position of the combined company following the Acquisition. The pro forma transaction accounting adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that the Company believes are reasonable. There were no transactions between Zeta and Marigold’s Enterprise Business during the periods presented in the pro forma information.

Accounting Period Presented

The Company and Marigold’s Enterprise Business have differing fiscal years. The Company’s fiscal year end is December 31 and, prior to the Closing, Marigold’s Enterprise Business’s fiscal year end was June 30. The unaudited condensed combined statement of operations of Marigold’s Enterprise Business for the trailing twelve months ended December 31, 2024 is derived from Marigold’s Enterprise Business’s audited combined statement of operations for the year ended June 30, 2025, adjusted to remove activity for the period of January 1, 2025 through June 30, 2025 and to include activity for the period of January 1, 2024 through June 30, 2024 which is derived from Marigold’s Enterprise Business’s historical accounting records; and the unaudited condensed combined statement of operations of Marigold’s Enterprise Business for the nine months September 30, 2025 is derived from Marigold’s Enterprise Business’s unaudited condensed combined statement of operations for the three months ended September 30, 2025, adjusted to include activity for the period of January 1, 2025 through June 30, 2025 which is derived from Marigold’s Enterprise Business’s historical accounting records.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, combines the audited consolidated statements of operations of Zeta and the unaudited condensed combined statements of operations of Marigold’s Enterprise Business for the same period. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025, combines the unaudited condensed consolidated statements of operations of Zeta and the unaudited condensed combined statements of operations of Marigold’s Enterprise Business for the same period. These combined statements for the year ended December 31, 2024 and for the nine months ended September 30, 2025, are presented after giving effect to the Acquisition as if it had occurred on January 1, 2024. The unaudited pro forma condensed combined balance sheet as of September 30, 2025, combines the condensed unaudited consolidated balance sheet of Zeta and the unaudited condensed combined balance sheet of Marigold’s Enterprise Business, giving effect to the Acquisition as if it had occurred on September 30, 2025.

Accounting policies

At the time of preparing the unaudited pro forma financial information, the Company is not aware of any accounting policy differences requiring adjustment that would have a material impact. Zeta management’s assessment of Marigold’s Enterprise Business’s accounting policies is ongoing, and, upon completion, further differences may be identified that could have a material impact on the unaudited pro forma information. The accounting policies used in the presentation of the unaudited pro forma information are those disclosed in Zeta’s consolidated audited financial statements for the year ended December 31, 2024. Certain reclassifications of amounts contained in Marigold’s Enterprise Business’s historical financial statements have been made to conform to Zeta’s presentation. Refer to “Note 4. Marigold’s Enterprise Business Balance Sheet and Reclassifications” and “Note 5. Marigold’s Enterprise Business Statement of Operations and Reclassifications” for further information.

NOTE 3. Preliminary Purchase Price Allocation

The unaudited pro forma financial information includes the Company’s estimates and assumptions to assess the fair value, which are inherently uncertain and subject to refinement.

The components of the preliminary purchase consideration are as follows:

Cash	$98,998
Zeta Stock	92,033
Seller Note	111,766
Total preliminary purchase consideration	$302,797

The following table shows the preliminary allocation of the purchase price for Marigold’s Enterprise Business to the acquired identifiable assets, assumed liabilities based on Marigold’s Enterprise Business’s unaudited combined balance sheet as of September 30, 2025 and the resulting pro forma goodwill:

Estimated fair value
Assets acquired
Cash and cash equivalents	$17,223
Accounts receivable	11,858
Prepaid expenses	11,735
Other current assets	789
Property and equipment	2,977
Right-to-use assets - operating leases	4,241
Intangible assets	144,090
Deferred tax assets	57
Other non-current assets	383
Total assets acquired	$193,353
Liabilities assumed
Accounts payable	$9,453
Accrued expenses	6,705
Deferred revenue	40,789
Other current liabilities	18,026
Deferred tax liabilities, net	22,089
Other non-current liabilities	4,302
Total liabilities assumed	$101,364

Preliminary estimate of fair value of identifiable net assets acquired	$91,989
Preliminary estimate of goodwill	210,808
Total preliminary purchase consideration	$302,797

The Company has recognized $79,630 as customer relationships intangibles, $52,120 as completed technologies and $12,340 as tradenames with this Acquisition. The Company amortizes the intangible assets over the weighted average life of 6.02 years.

Goodwill acquired by the Company in the Acquisition is not deductible for tax purposes.

NOTE 4. Marigold’s Enterprise Business Balance Sheet and Reclassifications

Certain line items from Marigold’s Enterprise Business’s unaudited condensed combined balance sheet as of September 30, 2025 have been reclassified to conform with Zeta’s presentation. These reclassifications have no effect on previously reported total assets, total liabilities or equity of Marigold’s Enterprise Business. The following table presents the effects of the conforming changes from Marigold’s Enterprise Business’s previously reported unaudited condensed combined balance sheet:

	Marigold’s Enterprise Business Before Reclassification	Reclassification	Notes		Marigold’s Enterprise Business After Reclassification
Assets				Assets
Current assets				Current assets:
Cash and cash equivalents	$17,223	$—		Cash and cash equivalents	$17,223
Restricted cash	521	(521)	(a)
Accounts receivable, net of allowance for credit losses	11,858	—		Accounts receivable, net of allowance	11,858
Prepaid expenses and other current assets	12,003	(268)	(a)	Prepaid expenses	11,735
Contract assets	3,042	(3,042)	(a)
Due from related parties, net	14,140	—		Due from related parties, net	14,140
		3,831	(a)	Other current assets	3,831
Total current assets	$58,787	$—		Total current assets	$58,787
Noncurrent assets				Non-current assets:
Property and equipment, net	$2,929	$48	(b)	Property and equipment, net	$2,977
		8,986	(c)	Website and software development costs, net	8,986
Finance lease right-of-use asset	48	(48)	(b)
Operating lease right-of-use assets	4,241	—		Right-to-use assets - operating leases, net	4,241
Contract assets	6,756	(6,756)	(d)
Intangible assets, net	84,263	(8,986)	(c)	Intangible assets, net	75,277
Goodwill	230,267	—		Goodwill	230,267
Deferred tax assets, net	3,224	—		Deferred tax assets, net	3,224
Other assets	383	6,756	(d)	Other non-current assets	7,139
	$332,111	$—		Total non-current assets	$332,111
Total Assets	$390,898	$—		Total assets	$390,898
Liabilities and Equity				Liabilities and Stockholders’ Equity
Current liabilities				Current liabilities:
Accounts payable and accrued liabilities	$16,158	$(6,705)	(e)	Accounts payable	$9,453
		6,705	(e)	Accrued expenses	6,705
Borrowings	148	(148)	(f)
Operating lease liabilities	1,532	(1,532)	(f)
Finance lease liability	50	(50)	(f)
Employee benefits	7,372	(7,372)	(f)
Deferred revenue	40,789	—		Deferred revenue	40,789
Other current liabilities	5,910	12,116	(f)	Other current liabilities	18,026
Income taxes payable	3,014	(3,014)	(f)

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[Table continued from previous page]

Total current liabilities	$74,973	$—		Total current liabilities	$74,973
Noncurrent liabilities				Non-current liabilities:
Borrowings	$173	$(173)	(g)
Due to related parties	149,414	—		Due to related parties	149,414
Operating lease liabilities	2,744	(2,744)	(g)
Deferred revenue	720	(720)	(g)
Deferred tax liabilities, net	10,922	—		Deferred tax liabilities, net	10,922
Other noncurrent liabilities	665	3,637	(g)	Other non-current liabilities	4,302
Total non-current liabilities	$164,638	$—		Total non-current liabilities	$164,638
Total Liabilities	$239,611	$—		Total liabilities	$239,611
Equity				Stockholders’ equity:
Net parent company investment	$152,941	$(152,941)	(h)
		152,941	(h)	Accumulated deficit	152,941
Accumulated other comprehensive loss	(1,654)	—		Accumulated other comprehensive loss	(1,654)
Total Equity	$151,287	$—		Total stockholders’ equity	$151,287
Total Liabilities and Equity	$390,898	$—		Total liabilities and stockholders’ equity	$390,898

(a)
Reclassification of “Restricted cash”, portion of current assets of “Prepaid expenses and other current assets” and “Contract assets” to “Other current assets”.
(b)
Reclassification of “Finance lease right-of-use asset” to “Property and equipment, net”.
(c)
Reclassification of portion of “Intangible assets, net” that relates to Developed technology to “Website and software development costs, net”.
(d)
Reclassification of non-current portion of “Contract assets” to “Other non-current assets”.
(e)
Reclassification of portion of accrued liabilities of “Accounts payable and accrued liabilities” to “Accrued expenses”.
(f)
Reclassification of “Borrowings”, “Operating lease liabilities”, “Finance lease liability”, “Employee benefits” and “Income taxes payable” to “Other current liabilities”.
(g)
Reclassification of non-current portion of “Borrowings”, “Operating lease liabilities” and “Deferred revenue” to “Other non-current liabilities”.
(h)
Reclassification of “Net parent company investment” to “Accumulated deficit”.

NOTE 5. Marigold’s Enterprise Business Statement of Operations and Reclassifications

Certain line items from Marigold’s Enterprise Business’s unaudited condensed combined statement of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025 have been reclassified to Zeta’s presentation. These reclassifications have no effect on previously reported net loss of Marigold’s Enterprise Business.

The following table presents the effects of the conforming changes from Marigold’s Enterprise Business’s previously reported unaudited condensed combined statement of operations for the year ended December 31, 2024:

	Marigold’s Enterprise Business Before Reclassification	Reclassification	Notes		Marigold’s Enterprise Business After Reclassification
Revenue	$242,841	$—		Revenues	$242,841
Operating expenses				Operating expenses:
Cost of revenue (excluding depreciation and amortization)	81,620	—		Cost of revenues (excluding depreciation and amortization)	81,620
General and administrative	58,977	—		General and administrative expenses	58,977
Selling and marketing	34,763	—		Selling and marketing expenses	34,763
Research and development	32,683	—		Research and development expenses	32,683
Depreciation and amortization	45,233	—		Depreciation and amortization	45,233
Loss on disposal of assets	216	(216)	(a)
Total operating expenses	$253,492	$(216)		Total operating expenses	$253,276
Operating loss	(10,651)	216		Loss from operations	(10,435)
Foreign exchange rate loss, net	1,875	(1,875)	(a)
Interest expense due to related parties	14,956	(14,956)	(a)
Other (income), net	(1,728)	17,047	(a)	Other (income) / expense	15,319
	$15,103	$216		Total other expenses	$15,319
Loss before tax benefit	(25,754)	—		Loss before income taxes	(25,754)
Tax provision	6,462	—		Income tax (benefit) / provision	6,462
Net loss	$(32,216)	$—		Net loss	$(32,216)

(a)
Reclassification of “Loss on disposal of assets”, “Foreign exchange rate loss, net” and “Interest expense due to related parties” to “Other expenses, net”.

The following table presents the effects of the conforming changes from Marigold’s Enterprise Business’s previously reported unaudited condensed combined statement of operations for the nine months ended September 30, 2025:

	Marigold’s Enterprise Business Before Reclassification	Reclassification	Notes		Marigold’s Enterprise Business After Reclassification
Revenue	$174,001	$—		Revenues	$174,001
Operating expenses				Operating expenses:
Cost of revenue (excluding depreciation and amortization)	63,459	—		Cost of revenues (excluding depreciation and amortization)	63,459
General and administrative	44,082	—		General and administrative expenses	44,082
Selling and marketing	28,917	—		Selling and marketing expenses	28,917
Research and development	25,723	—		Research and development expenses	25,723
Depreciation and amortization	29,497	—		Depreciation and amortization	29,497
Loss on disposal of assets	467	(467)	(b)
Total operating expenses	$192,145	$(467)		Total operating expenses	$191,678
Operating loss	(18,144)	467		Loss from operations	(17,677)
Foreign exchange rate gain, net	(11,378)	11,378	(b)
Interest expense due to related parties	9,218	(9,218)	(b)
Other (income), net	(588)	(1,693)	(b)	Other expenses / (income)	(2,281)
	$(2,748)	$467		Total other expenses / (income)	$(2,281)
Loss before tax benefit	(15,396)	—		Loss before income taxes	(15,396)
Income tax benefit	(2,521)	—		Income tax provision / (benefit)	(2,521)
Net loss	$(12,875)	$—		Net loss	$(12,875)

(b)
Reclassification of “Loss on disposal of assets”, “Foreign exchange rate gain, net” and “Interest expense due to related parties” to “Other expenses, net”.

NOTE 6. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

Adjustments included in the column under the heading “Transaction Accounting Adjustments” represent the following:

(a)
Adjustments for cash and cash equivalents, as follows:

Cash portion of the purchase consideration transferred	$(98,998)
Transaction costs incurred and paid by Zeta after September 30, 2025	(11,073)
Total	$(110,071)

(b)
Adjustment to eliminate the amount due from related parties of $14,140 as it was extinguished before the Closing.
(c)
Adjustment to eliminate the historical contract assets that represent capitalized commissions and implementation costs of $3,042, as it is considered in the fair value measurement of customer relationships.
(d)
Adjustment of assets to their fair value, as follows:

Website and software development costs, net - Elimination of historical	$(8,986)
Website and software development costs - Fair value	—
Total	$(8,986)

Intangible assets - Elimination of historical	$(75,277)
Intangible assets - Fair value	144,090
Total	$68,813

Goodwill - Elimination of historical	$(230,267)
Goodwill - Fair value	210,808
Total	$(19,459)

(e)
Adjustment of deferred tax assets and deferred tax liabilities, as follows:

Decrease in deferred tax assets:
Decrease in deferred tax assets, net	$(3,296)
Valuation allowance	—
Decrease in deferred tax assets, net	$(3,296)

Increase in deferred tax liabilities, net	$6,753

The adjustments to the Company’s deferred tax assets and liabilities represent the deferred tax effects of temporary differences arising from the incremental differences between book and tax bases created by the preliminary purchase price allocation, as well as the reversal of the acquired United States and United Kingdom deferred tax assets and liabilities that are not realizable on a more likely than not basis based on the available evidence of the combined businesses of the Company and Marigold’s Enterprise Business. The Company estimated these deferred tax adjustments using statutory income tax rates by jurisdiction applicable to the combined company.

The effective tax rate of the combined company could differ significantly, either higher or lower, depending on post-acquisition activities, including cash requirements and the geographic mix of taxable income. These estimates are preliminary and subject to change upon the final determination of the fair values of the acquired identifiable assets and assumed liabilities.

(f)
Adjustment to eliminate the historical contract assets that represent capitalized commissions and implementation costs of $6,756, as it is considered in the fair value measurement of customer relationships.
(g)
Adjustment of estimated acquisition-related transaction costs of $697 incurred by Zeta after September 30, 2025. These transaction costs are preliminary estimates; the final amounts and the resulting effect on the Company’s financial position may differ significantly.
(h)
Adjustment of Seller Notes of $111,766 issued as part of purchase consideration transferred.
(i)
Adjustment to eliminate the due to related parties of $149,414 as it was extinguished before the Closing.

(j)
Adjustment of Zeta Stock issued as part of the Acquisition:

	Class A Common Stock	Additional Paid-in Capital
Shares issued as part of the purchase consideration transferred	$5	$92,028
Shares issued in connection with transaction costs incurred by Zeta after September 30, 2025	—	1,030
Total	$5	$93,058

(k)
Adjustment to accumulated deficit, as follows:

Removal of Marigold’s Enterprise Business’s historical accumulated deficit	$(152,941)
Tax benefit	4,285
Acquisition-related transaction costs incurred by Zeta after September 30, 2025	(12,800)
Total	$(161,456)

(l)
Adjustment to eliminate historical Marigold’s Enterprise Business’s accumulated other comprehensive loss of $1,654.

NOTE 7. Earnings per Share

The following table sets forth the calculation of pro forma basic and diluted net loss per share:

	Year ended December 31, 2024	Nine months ended September 30, 2025
Numerator:
Numerator for Basic and Diluted loss per share – loss available to common stockholders	$(72,110)	$(22,690)
Denominator:
Historical Zeta weighted average shares outstanding
Class A Common Stock	168,277,091	198,708,899
Class B Common Stock	17,707,016	18,744,898
Denominator for Basic and Diluted loss per share – weighted-average common stock	185,984,107	217,453,797

Shares of Zeta Class A Common Stock issued as part of the purchase consideration transferred	5,329,070	5,329,070
Shares issued in connection with transaction costs incurred by Zeta after September 30, 2025	58,943	58,943
Denominator for Basic and Diluted loss per share – pro forma weighted-average common stock	191,372,120	222,841,810

Pro forma Basic and Diluted loss per share	$(0.38)	$(0.10)

NOTE 8. Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

Adjustments included in the columns under the heading “Transaction Accounting Adjustments” represent the following:

(a)
Adjustments of depreciation and amortization expense, as follows:

	Year ended December 31, 2024	Nine months ended September 30, 2025
Elimination of historical amortization expense	$(42,992)	$(27,921)
Estimated acquisition-related amortization	24,885	18,664
Total	$(18,107)	$(9,257)

(b)
Adjustment of $12,800 for acquisition-related transaction costs incurred or estimated to be incurred after September 30, 2025. Transaction costs incurred or estimated to be incurred are reflected within the earliest period presented. Refer to “Note 6. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments” for additional information. These costs will not affect the consolidated statements of operations of Zeta beyond 12 months from the Closing.

(c)
Adjustments to eliminate interest expense due to related parties of $14,956 and $9,218 for the year ended December 31, 2024 and for the nine months ended September 30, 2025, respectively.
(d)
Adjustment to record income tax benefit of $9,614 and $9,758 for the year ended December 31, 2024 and for the nine months ended September 30, 2025, respectively, related to the pro forma adjustments, calculated using statutory income tax rates by jurisdiction and adjusted for tax benefits that are not realizable on a more likely than not basis based on the available evidence of the combined businesses in the United States and the United Kingdom. The amount for the tax year ended December 31, 2024, includes an income tax benefit of $4,358 resulting from a partial release of the Company’s U.S. valuation allowance as the Marigold business combination created a source of future taxable income. The effective blended tax rate of the combined company could differ significantly from the rate used in this unaudited pro forma financial information due to a variety of factors, including post-acquisition activities.
(e)
Pro forma adjustments of weighted-average shares outstanding, as follows:

	Year ended December 31, 2024	Nine months ended September 30, 2025
Shares issued as part of the purchase consideration transferred	5,329,070	5,329,070
Shares issued in connection with transaction costs incurred by Zeta after September 30, 2025	58,943	58,943
Adjustment to Basic and Diluted loss per share – weighted-average common stock	5,388,013	5,388,013